EXECUTION VERSION

NEAH POWER SYSTEMS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made as of February 12, 2009 by and between (i) Neah Power Systems, Inc., a Nevada corporation (the “Company”), and (ii) Agile Opportunity Fund, LLC, a Delaware limited liability company (“Agile”), and Capitoline Advisors Inc., a New York corporation (“Capitoline”; together with Agile, the “Investors”, each an “Investor”).

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Purchase and Sale of Securities.

1.1           Sale and Issuance of Notes.  Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties set forth or referred to herein, the Company hereby agrees to sell and issue to the Investors, and the Investors hereby severally agree (and not jointly) to purchase from the Company, (i) at the Initial Closing (as hereinafter defined), Original Issue Discount Term Convertible Promissory Notes in the aggregate face amount of $262,500.00 for an aggregate purchase price of $225,000.00 (the “Initial Notes Purchase Price”), such Promissory Notes to be in the form attached hereto as Exhibit A, each of the Investors purchasing the amount of Initial Notes set forth on Schedule 1.1 hereto (the "Initial Notes") with a maturity date of August 12, 2009 (the “Maturity Date”), and (ii) at each Investor’s sole, absolute and several discretion, at the Subsequent Closing (as hereinafter defined), Original Issue Discount Term Promissory Notes in the maximum aggregate face amounts of $787,500.00 for a maximum aggregate purchase price of $675,000.00 (the “Additional Notes Purchase Price”), each such Promissory Note to be substantially in the form attached hereto as Exhibit B and having the same Maturity Date as the Initial Notes, each of the Investors severally purchasing up to the maximum amount of Additional Notes set forth on Schedule 1.1 hereto, the exact amount so purchased by each Investor to be determined by such Investor in its sole, absolute and several discretion (the “Additional Notes”; collectively with the Initial Notes, the “Notes”).

1.2           Initial Closing.  The closing of the purchase, sale and issuance of the Initial Notes shall take place at the offices of Westerman Ball Ederer Miller & Sharfstein, LLP, legal counsel to Agile (“WBEMS”), 170 Old Country Road, Fourth Floor, Mineola, New York 11501, simultaneous with the execution hereof (the "Initial Closing").  At the Initial Closing, (i) the Company will deliver to each Investor its duly executed Initial Note to be delivered thereat pursuant to Section 1.1(i) hereof against delivery by such Investor to the Company of its Initial Notes Purchase Price by wire transfer of the amount thereof to the Company’s account or by such other method agreed to between the Investors and the Company, (ii) the Company shall execute a Security Agreement in favor of the Investors granting to the Investors a first priority security interest in the “Collateral” referred to therein in the form of Exhibit C attached hereto (the “Security Agreement”), (iii) the Company shall execute a Patent Security Agreement in favor of the Investors granting to the Investors a first priority security interest in the “Collateral” referred to therein in the form of Exhibit D attached hereto (the “Patent Security Agreement”), (iv) the Company shall cause to be delivered to the Investors any other Securities to be delivered thereat pursuant to any other Loan Documents, and (v) the Company shall pay to the Investors the amount of interest payable on the Initial Notes pursuant to the terms of the Initial Notes.

1.3           Subsequent Closing.  On such date as may be agreed to between the Company and the Investors, but not later than February 27, 2009, the closing of the purchase, sale and issuance of Additional Notes shall take place at the offices of WBEMS (the “Subsequent Closing”).  At the Subsequent Closing, (i) the Company shall deliver to each Investor its duly executed Additional Note to be delivered thereat pursuant to Section 1.1(ii) hereof against delivery by such Investor to the Company of the Additional Notes Purchase Price therefor by wire transfer of the amount thereof to the Company’s account or by such other method agreed to between the Investors and the Company, (ii) the Company shall cause to be delivered to the Investors any other Securities to be delivered thereat pursuant to any other Loan Documents and (iii) the Company shall pay to the Investors the amount of interest payable on the Additional Notes pursuant to the terms of the Additional Notes.  For the purpose of clarification, the Subsequent Closing shall take place at the sole, absolute and several discretion of each Investor, it being specifically contemplated and acknowledged that should only one Investor choose to proceed with the Subsequent Closing, such Investor and the Company may do so without any obligation of the other Investor to do so.

1.4           Monitoring Fees.  On the thirtieth (30th) day after the Subsequent Closing  and on every thirtieth (30th) day thereafter (each, a “Monitoring Fee Date”) for a total of six (6) consecutive thirty (30) day periods and Monitoring Fee Dates, a calculation shall be made of the aggregate dollar volume of Common Stock traded on the Principal Trading Market during the thirty (30) days preceding the applicable Monitoring Fee Date (the “Calculated Monthly Dollar Volume Traded”).  If on any such Monitoring Fee Date, the Calculated Monthly Dollar Volume Traded was less than $75,000.00, then the Company shall immediately pay to the Investors a monitoring fee of $7,500.00 for such Monitoring Fee Date (as between the Investors, such monitoring fee to be divided in proportion to the aggregate amount of Notes purchased by them).

1.5           Other Fees and Expenses.

(a)           At the Initial Closing, the Company shall pay all fees due to third party agents and expenses incurred by the Investors and Agile Investments, LLC in connection with the transactions contemplated hereunder, including, without limitation, (i) the legal fees and expenses of corporate counsel to the Investors incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby, which amount of legal fees is agreed to be $15,000 plus expenses of patent counsel and filing fees, (ii) $12,625 payable to Agile Investments, LLC for due diligence, structuring and monitoring fees and (iii) a finder’s fee of $11,250 payable to Cresta Capital Strategies, LLC.

(b)           At the Subsequent Closing, the Company shall pay (i) the patent counsel and filing fees not otherwise paid at the Initial Closing, (ii) a finder’s fee of $11,250 to Cresta Capital Strategies, LLC and (iii) an aggregate of $37,875 in due diligence and structuring fees to Agile Investments, LLC and Capitoline (and as between them in proportion to the amount of Additional Notes purchased by Agile and Capitoline at the Subsequent Closing); such fees to be reduced proportionately in the event that less than the maximum amount of Additional Notes are so purchased.

1.6           Defined Terms Used in this Agreement.  In addition to the terms defined elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below.

“Approvals” means, collectively, all actions, approvals, consents, waivers, exemptions, Orders, authorizations, registrations, declarations, filings and recordings.

“Business or Condition” of the Company means the business, operations, assets, properties, earnings, prospects or condition (financial or other) of the Company.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Free Trading Stock” means shares of Common Stock that may be immediately freely sold into the public markets for the Common Stock on the Principal Trading Market free of any restrictions on transfer under the Securities Act and which are otherwise freely transferable on the books and records of the Company.

“Governmental Body” means any federal, state, municipal, local or other governmental department, commission, board, bureau, agency, instrumentality, political subdivision or taxing authority, of any country.

“Intellectual Property” any patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how of a Person.

“Last Audited Date” means December 31, 2007.

“Loan Documents” means, collectively, this Agreement, the Security Agreement, the Patent Security Agreement, the Notes and all other documents, certificates and instruments delivered in connection therewith.

 “Material Adverse Change; Material Adverse Effect; Materially Adverse” in, on or with respect to, the Company, shall mean a material adverse change in the Company’s Business or Condition, a material adverse effect on the Company’s Business or Condition or an event which is materially adverse to the Company's Business or Condition.

 “Order” means any order, writ, injunction, decree, judgment, award, determination, direction or demand by a Governmental Body, arbitrator or court.

“Person” means any individual, corporation, association, partnership, joint venture, limited liability company, trust or estate, organization, business, government or agency or political subdivision thereof, or any other entity.

“Principal Trading Market” means the OTC Bulletin Board or such other market on which the Common Stock is principally traded at the relevant time.

“Restricted Stock” means shares of Common Stock that may not be immediately sold except pursuant to an exemption from registration under the Securities Act.

“Sale of the Company” means either (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company or (ii) a transaction or series of transactions (including, without limitation, by way of merger, consolidation, or sale of equity) the result of which is that the holders of the Company’s outstanding voting securities immediately prior to such transactions are after giving effect to such transactions no longer, in the aggregate, the “beneficial owners” (as such term is defined in Rule 13d-3 and Rule 13D-5 promulgated under the Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting securities of the Company.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” means all reports, documents and other filings made by the Company with the SEC and available via SEC’s EDGAR online electronic document retrieval system.

“Securities” means the Notes and all shares of Common Stock that are or may be issued to the Investors under any of the Loan Documents.

“Securities Act” means the Securities Act of 1933, as amended.

1.7           Beneficial Ownership Limitations.

(a)           Notwithstanding anything to the contrary contained herein, at no time shall either Investor together with any “affiliates” of the Investor (as defined in the Exchange Act) “beneficially own” enough shares of Common Stock to be deemed an “affiliate” of the Company within the meaning of the Exchange Act (a “Company Affiliate”).  Accordingly, each Investor (and its affiliates) will not convert any portion of the Notes issued to it in violation of the foregoing.  In addition, to the extent any shares of Common Stock issuable or deliverable to an Investor pursuant to any Loan Document would cause the Investor to be deemed a Company Affiliate in violation of the foregoing sentence, the Company shall not issue or cause to be delivered such shares of Common Stock to the Investor and the Investor shall not request the issuance or delivery thereof; provided, however, that the Company shall reserve out of its authorized share capital, sufficient shares of Common Stock to permit it to issue such shares but for the foregoing provisions of this Section 1.7 (“Reserved Shares”).

(b)           At such time as an Investor determines that the issuance or delivery of Reserved Shares to it can be made without violating the first sentence of Section 1.7(a) hereof, then the Investor may request that the Company issue and deliver such number of Reserved Shares as the Investor determines it can so receive without being deemed a Company Affiliate and which it so requests (an “Issuance Request”) and the Company shall comply with such Issuance Request as soon as possible thereafter; provided, however, that notwithstanding the foregoing provisions of this Section 1.7, should the Investor in its sole discretion determine that it may be deemed a Company Affiliate prior to the issuance or delivery of the Reserved Shares, the Issuance Request shall specify that the Reserved Shares so requested not be issued or delivered prior to 61 days after such Issuance Request is made (and the provisions of Section 1.7(a) shall continue to apply until the actual issuance or delivery thereof).

(c)           To the extent that the limitation contained in this Section 1.7 applies, the determination of whether a Note is convertible (in relation to other securities owned by the Investor) and of which portion of a Note is convertible or that Reserved Shares are issuable or deliverable and how many such Reserved Shares are issuable or deliverable shall be in the sole discretion of such Investor.  To ensure compliance with this restriction, the Investor will be deemed to represent to the Company each time it delivers a Notice of Conversion under a Note or an Issuance Request that such Notice of Conversion or Issuance Request has not violated the restrictions set forth in this Section 1.7 and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 1.7, in determining the number of outstanding shares of Common Stock, an Investor may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of an Investor, the Company shall within two business days confirm orally and in writing to an Investor the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by such Investor or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

2.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted or proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.  The Company has registered its Common Stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Exchange Act.  The Common Stock is quoted on the Principal Trading Market.  The Company has received no notice, either oral or written, with respect to the eligibility or the continued eligibility of the Common Stock for such quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation.

2.2           Capitalization.  As of immediately prior to the Closing, the authorized capital stock of the Company consists solely of (i) 500,000,000 shares of Common Stock, of which 230,374,275 shares are issued and outstanding, and (ii) 25,000,000 shares of Preferred Stock, par value $.001 per share, of which 10,000,000 shares are authorized as shares of Series A Preferred Stock, of which 23,532,600 shares are issued and outstanding and are convertible into an aggregate of 627,614,442 shares of Common Stock.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable.  Except as set forth on Schedule 2.2, the Beneficial Ownership Table contained in the latest periodic filing made by the Company with the SEC under the Exchange Act, is accurate and complete as of the date hereof.  Except as set forth on such Beneficial Ownership table, in the preceding sentences of this Section 2.2 or on Schedule 2.2, there are no options, warrants, subscriptions, conversion rights or securities exchange rights or other securities or other contractual rights outstanding which require, or give any person the right to require the issuance, delivery or sale (including the right of conversion or exchange) of any capital stock of the Company whether or not such rights are presently exercisable.

2.3           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, and the authorization, issuance and delivery of the Securities has been taken and each of the Loan Documents, when executed and delivered by the Company and assuming due execution and delivery by the Investors, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4           Valid Issuance of Securities.  The Securities when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws, except for Free Trading Stock which shall be free of all restrictions on transfer under securities laws.

2.5           Consents and Approvals.  No Approval by, from or with and no other action in respect of, any Governmental Body or any other Person (including any trustee or holder of any indebtedness, securities or other obligations of the Company) is required (a) for or in connection with the valid execution and/or delivery by the Company of or the performance by the Company of its obligations under the Loan Documents or the consummation by the Company of the transactions contemplated thereby, including the offer, issuance, sale and delivery by the Company of the Securities, or (b) as a condition to the legality, validity or enforceability as against the Company and the Subsidiaries of the Loan Documents.

2.6           Intellectual Property.  The Company represents and warrants that it has full right, title and interest in and to, or otherwise has the right to license its Intellectual Property.  Schedule 2.6 identifies the Company’s material Intellectual Property. To the best of the Company's knowledge, no claim is pending nor has the Company received notice to the effect that its Intellectual Property infringes or will infringe upon or conflict with the asserted rights of any other Person, and to the best of the Company’s knowledge, there is no basis for any such claim (whether or not pending or threatened).  Except as set forth on Schedule 2.6, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to its Intellectual Property.  The Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of or licensor or other claimant to its Intellectual Property.  No claim is pending or, to the Company's knowledge, threatened to the effect that the Intellectual Property is invalid or unenforceable by the Company, and there is no basis for any such claim (whether or not pending or, to the Company's knowledge, threatened).

2.7           Subsidiaries.  The Company does not own or control, directly or indirectly, any interest in any other company or subsidiary and none of them is a participant in any joint venture, partnership or similar arrangement.

2.9           Disclosure.  No representation or warranty of the Company contained in this Agreement, any certificate or document furnished or to be furnished to the Investors at the Initial or Subsequent Closing or the Financial Statements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statement contained herein or therein not misleading in light of the circumstances under which they were made.

2.10           Rights of Others Affecting the Transactions.  There are no preemptive rights of any shareholder of the Company, as such, to acquire the Notes or any shares of stock that may be issued to the Investors or its designees in connection with any agreements between the parties hereto.  No party other than an Investor has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Loan Documents.

2.11           Non-contravention.  The execution and delivery of this Agreement and each of the other Loan Documents by the Company, the issuance of the Securities, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Loan Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

2.12           Filings.  None of the Company’s SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.  Except for its Annual Report for the year ended September 30, 2008, since August 19, 2008, the Company has timely filed all requisite forms, reports and exhibits thereto, if any, required to be filed by the Company with the SEC.

2.13           Absence of Certain Changes.  Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the Company’s SEC Documents. Since the Last Audited Date, except as provided in the Company’s SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party  or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

2.14           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Loan Documents.  The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

2.15           Absence of Events of Default.  The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material agreement to which it is a party or by which its property is bound, and (ii) no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

2.16           No Undisclosed Liabilities or Events.  To the best of the Company’s knowledge, the Company has no liabilities or obligations other than those disclosed in the Loan Documents or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.  There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

2.17           No Integrated Offering.  Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since February 12, 2008, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

2.18           Fees to Brokers, Finders and Others.  Except as specifically contemplated in this Agreement, the Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by the Investors relating to this Agreement or the transactions contemplated hereby.  Investors shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby.  The Company shall indemnify and hold harmless each Investor, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

2.19           Full Disclosure.  To the best of the Company’s knowledge, there is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company’s SEC Documents) that has not been disclosed in writing to the Investors that would reasonably be expected to have or result in a Material Adverse Effect.

2.20           Confirmation.  The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Investors.  The Company agrees that, if any events occur or circumstances exist prior to the Subsequent Closing Date which would make any of the Company’s representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Investors in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

A breach of any of the representations and warranties in this section, shall be deemed a material breach of this Agreement and shall constitute an Event of Default (as defined in the Loan Documents) and the Investors shall be entitled to exercise all remedies available to them under the Loan Documents.

3.           Representations and Warranties of the Investors.  Each of the Investors hereby severally represents and warrants to the Company as to itself that:

3.1           Authorization.  The Investor has full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Investor, assuming due execution and delivery by the other parties hereto, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2           Accredited Investor.  The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

3.3           Restricted Securities.  The Investor understands that the Notes and the Restricted Stock are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Notes indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

4.           Miscellaneous.

           4.1           Registration Rights.  Each time the Company proposes to register any of its securities under the Securities Act whether for its own account or for the account of holders of its securities or both (except with respect to registration statements on Forms S-4, S-8 or any successor or similar form or “Rule 145” transactions), it shall include in the registration initiated by the Company (i) all of the shares of Restricted Stock issued to the Investors under any Loan Documents and (ii) all shares of Common Stock into which the Notes may be convertible or have been converted (collectively, "Registrable Stock").  If any particular registration to be effected pursuant to this Section 4.1 shall be, in whole or in part, an underwritten public offering of Common Stock for the account of the Company, the number of shares of Registrable Stock to be included in such an underwriting on behalf of the Investor may be reduced if, and to the extent that, the managing underwriter shall be of the opinion (a written copy of which shall be delivered to the Investor) that the inclusion of all of the shares of Registrable Stock requested to be included in such underwriting by the Investor would materially and adversely affect the marketing of the Common Stock to be sold by the Company under such registration statement.  The Company shall comply with all legal requirements to maintain “evergreen” any registration statement that includes any Registrable Stock for so long as any Notes are outstanding or any Registrable Stock is outstanding that has not yet been sold thereunder.

4.2           Use of Proceeds.  The parties agree that the net proceeds from the issuance of the Notes will be used as set forth on Schedule 4.2.

4.3           Certain Agreements and Covenants.  The Company hereby covenants with the Investors that (i) an agreement with a market awareness firm to perform investor and public relations services for the Company shall be entered into by the Company on or prior to February 27, 2009 and shall remain in full force and effect until the Notes have been repaid in full, (ii) that the Company’s cancelled Agreement and Plan of Merger with SolCool One, LLC dated November 26, 2008 will be re-entered into by the Initial Closing Date and closed subsequent thereto as soon as reasonably possible, (iii) that all other items listed as “Conditions to Closing” pursuant to that certain Term Sheet among the parties hereto and dated January 26, 2009 have been or will be delivered to the Investors on or prior to the Subsequent Closing Date and (iv) that the Company shall, if requested by any Investor, deliver to the Investors a legal opinion of Company counsel, such counsel and opinion as are acceptable to the Investors, on or prior to the Subsequent Closing, which opinion shall be with respect to such matters as such Investor may request.

4.4           Agent.

(a) Authorization of Action.  Each Investor hereby appoints and authorizes Agile Opportunity Fund, LLC  (the “Agent”) to be its agent in its name and on its behalf and to exercise such rights or powers granted to the Agent or the Investors (i) under the Loan Documents to the extent specifically provided therein and on the terms thereof, together with such rights, powers and discretions as are reasonably incidental thereto.  As to any matters not expressly provided for by the Loan Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Investors, and any action so taken or not so taken by the Agent shall be binding upon all the Investors; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability in such capacity, which could result in the Agent incurring any costs and expenses or which is contrary to this Agreement or applicable law.

(b) Indemnification.  Each Investor hereby agrees to indemnify and hold harmless the Agent from and against any and all liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent (in its capacity as agent for the Investors) in any way relating to or arising out of the Loan Documents or any action taken or admitted by the Agent under or in respect of the Loan Documents; provided that no Investor shall be liable for any portion of such liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross negligence or willful misconduct.  Without limiting the generality of the foregoing, each Investor agrees to reimburse the Agent promptly upon demand on a pro rata basis in accordance with the then outstanding indebtedness, liabilities and obligations owing to such Investor by the Company in respect of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preservation of any rights of the Agent or the Investors under, the enforcement of, or legal advice in respect of the rights or responsibilities under, the Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Company.

(c) Successor Agent.  The Agent may, as hereinafter provided, resign at any time by giving not less than 30 days’ written notice thereof to the Investors and the Company. Upon any such resignation, the Investors shall have the right to appoint a successor Agent (the “Successor Agent”).  Upon the acceptance of any appointment as Agent hereunder by a Successor Agent, such Successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall thereupon be discharged from its further duties and obligations as Agent under the Loan Documents. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.   Absent such a resignation by the Agent, the Agent’s appointment shall continue until revoked in writing by Investors holding 75% of the outstanding principal amount of the Notes, at which time such Investors shall appoint a new Agent.

(d) Taking and Enforcement of Remedies.  Each of the Investors hereby acknowledges that, to the extent permitted by applicable law, the remedies provided under the Loan Documents to the Investors are for the benefit of the Investors collectively and acting together and not severally and further acknowledges that its rights under the Loan Documents are to be exercised not severally, but collectively by the Agent upon the decision of the Investors; accordingly, notwithstanding any of the provisions contained in any of the Loan Documents, each of the Investors hereby covenants and agrees that it shall not be entitled to take any action with respect to the Loan Documents, including, without limitation, any acceleration of the indebtedness, liabilities or obligations of the Company, but that any such action shall be taken only by the Agent with the consent of the Investors, provided that, notwithstanding the foregoing:

(i)           in the absence of instructions from the Investors, the Agent may without notice to or consent of the Investors take such action on behalf of the Investors as it deems appropriate or desirable in the interest of the Investors;

(ii)           the commencement of litigation before any court shall be made in the name of each Investor individually unless the laws of the jurisdiction of such court permit such litigation to be commenced in the name of the Agent on behalf of the Investors (whether pursuant to a specific power of attorney in favor of the Agent or otherwise) and the Agent agrees to commence such litigation in its name; provided, however, that no litigation shall be commenced in the name of any Investor without the prior written consent of such Investor; and

(iii)          each of the Investors hereby further covenants and agrees that upon any such written consent being given by the Investors, they shall co-operate fully with the Agent to the extent requested by the Agent in the collective realization, including, without limitation, the appointment of a receiver and manager to act for their collective benefit; and each Investor covenants and agrees to do all acts and things to make, execute and deliver all agreements and other instruments, including, without limitation, any instruments necessary to effect any registrations, so as to fully carry out the intent and purpose of this Section; and each of the Investors hereby covenants and agrees that it has not heretofore and shall not seek, take, accept or receive any security for any of the obligations and liabilities of the Company under the Loan Documents or under any other document, instrument, writing or agreement ancillary thereto other than such security as is provided hereunder and shall not enter into any agreement with the Company relating in any manner whatsoever to the transactions contemplated hereunder, unless all of the Investors shall at the same time obtain the benefit of any such security or agreement, as the case may be.

Notwithstanding any other provision contained in the Loan Documents, no Investor shall be required to be joined as a party to any litigation commenced against the Company by the Agent under the Loan Documents (unless otherwise required by any court of competent jurisdiction) if it elects not to be so joined in which event any such litigation shall not include claims in respect of the rights of such Investor against the Company under the Loan Documents until such time as such Investor does elect to be so joined; provided that if at the time of such subsequent election it is not possible or practicable for such Investor to be so joined, then such Investor may commence proceedings in its own name in respect of its rights against the Company.

4.4           Successors and Assigns.  This Agreement may not be assigned by the Company without the prior written consent of the Investors.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  This Agreement may be assigned by each of the Investors without the prior consent of the Company.

4.5           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.  Each of the parties hereto submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in federal or state courts located within New York County in the State of New York.

4.6           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

4.7           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.8           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to any of the Investors, with a copy to Westerman Ball Ederer Miller and Sharfstein, LLP, 170 Old Country Road, Suite 400, Mineola, New York 11501, Attn: Alan C. Ederer, Esq., and if to the Company, with a copy to Seyfarth Shaw LLP, 975 F Street, N.W., Washington, D.C. 20004, Attn: Ernest M. Stern, Esq.

4.9           Confidentiality.  This Agreement and each of the Loan Documents is confidential, and none of their provisions or terms shall be disclosed to anyone who is not an Investor or an officer or director of the Company or their agents, advisers, investors or legal counsel, unless required by law.  Further, prior to any time that the Company discloses the existence of this Agreement, any of the Loan Documents or any of their contents as may be required by law, including pursuant to securities laws, Agile shall be provided an advance copy of the proposed disclosure and an opportunity to comment thereon and the Company shall use its best efforts to incorporate Agile’s comments thereon, if any, in such disclosure.

4.10         Reimbursement of Expenses.  The Company shall reimburse the Investors for any reasonable legal fees and disbursements incurred by the Investors in enforcement of or protection of any of its rights under this Agreement, any of the Notes or any other Loan Document.

4.11         Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled unless specifically incorporated herein.  This Agreement may be modified or amended only with the written consent of all of the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Securities Purchase Agreement as of the date first written above.

NEAH POWER SYSTEMS, INC.

By:
Name: Chris D’Couto
Title: CEO

Address:
22122 20th Avenue SE, Suite 142
Bothell, WA 98021

AGILE OPPORTUNITY FUND, LLC
By: AGILE INVESTMENTS, LLC, Managing Member

By:
Name: David I. Propis
Title: Managing Member

Address:
1175 Walt Whitman Road, Suite 100A
Melville, NY 11747

CAPITOLINE ADVISORS INC.

By:
Name:
Title:

Address:
570 Lexington Ave., 22nd Floor
New York, NY 10022

SCHEDULE 1.1

NOTES PURCHASED AT INITIAL CLOSING;
MAXIMUM NOTES TO BE PURCHASED AT SUBSEQUENT CLOSING

Investor	Initial Closing		Subsequent Closing
	Purchase Price	Face Amount of Notes	Purchase Price	Face Amount of Notes
Agile Opportunity Fund, LLC	$225,000	$262,500	$225,000	$262,500
Capitoline Advisors Inc.	$0	$0	$450,000	$525,000
TOTAL	$225,000	$262,500	$675,000	$787,500

SCHEDULE 2.2

CAPITALIZATION EXCEPTIONS

Neah Power Systems, Inc.
Calculation of Affiliate & Non-affiliate Shares *
As of January 6, 2009

Shares as of 01/06/2009		230,374,275 **
SUMMIT TRADING LTD	100,000	
SUMMIT TRADING LTD	1,750,000	
SUMMIT TRADING LTD	100,000	
SUMMIT TRADING LTD	10,000,000	
SUMMIT TRADING LTD	56,666,667	
LEROY J OHLSEN	1,042,467	
MICHAEL F SOLOMON	883,125	
	70,542,259	-70,542,259
		159,832,016
	10% 23,037,427.50	
	5% 11,518,713.75	
% Affiliate Ownership	30.62%	

** 220,582,608 from 09/30/2008 10-KSB plus accrued issuances for quarter ended 12/30/2008 of 9,791,667 shares

Neah Power Systems

Schedule of Options

As of January 31, 2009

Paid to	Grant Date	Expiration Date	Expiration year	# Years	Expired Y/N	Exercise Price	Quantity
		Expiration				Exercise	Quantities
Michael Solomon, BOD	03/14/06	03/13/16	2016	10	N	$ 0.20	350,000
Wilbert van den Hoek, Technical	03/14/06	03/13/16	2016	10	N	0.20	250,000
Roger Walton, Technical Advisory	03/14/06	03/13/16	2016	10	N	0.20	250,000
Ohlsen	03/14/06	03/13/16	2016	10	N	0.20	425,000
Employees	03/14/06	03/13/16	2016	10	N	0.20	692,000
Employees	03/14/06	03/13/16	2016	10	N	0.20	140,000
Employees	03/14/06	03/13/16	2016	10	N	0.20	650,000
Matt Carson, Systems Engineer	05/08/06	05/07/16	2016	10	N	2.87	15,000
Joe Schmeller	07/20/06	07/19/16	2016	10	N	1.15	8,000
Andrew Dwoskin, Assoc Engineer	10/23/06	10/22/16	2016	10	N	0.98	8,000
BOD options: Michael Solomon	05/14/07	05/13/17	2017	10	N	0.45	45,000
BOD options: Leroy Ohlsen	05/14/07	05/13/17	2017	10	N	0.45	45,000
Matthew Carson	05/14/07	05/13/17	2017	10	N	0.51	20,000
Vinh Chung	05/14/07	05/13/17	2017	10	N	0.51	30,000
Leroy Ohlsen	05/14/07	05/13/17	2017	10	N	0.51	40,000
Renee Parisio	05/14/07	05/13/17	2017	10	N	0.51	12,500
Derek Reiman	05/14/07	05/13/17	2017	10	N	0.51	15,000
Joseph Schmeller	05/14/07	05/13/17	2017	10	N	0.51	3,200
Mark Wyzgala	05/14/07	05/13/17	2017	10	N	0.51	14,000
Andrew Dwoskin	05/14/07	05/13/17	2017	10	N	0.51	2,500
Nina Kim	05/14/07	05/13/17	2017	10	N	0.51	2,500
Chris D'Coutio - COO	09/17/07	09/17/17	2017	10	N	0.25	2,250,000
Tsali Cross	07/31/07	07/30/17	2017	10	N	0.24	30,000
Corina Margineanu	08/20/07	08/19/17	2017	10	N	0.26	8,000
Thomas Van Ness	08/06/07	08/05/17	2017	10	N	0.24	8,000
Danny Wilks, employee	12/06/07	12/06/17	2017	10	N	0.20	8,000
Steve Wilson	04/21/08	04/20/18	2018	10	N	0.05	400,000
Cory Hughes	04/28/08	04/27/18	2018	10	N	0.04	20,000
Todd Stevens	04/28/08	04/27/18	2018	10	N	0.04	400,000
JJ Kingsley	05/11/08	05/10/18	2018	10	N	0.04	200,000
Marianne Breum	07/21/08	07/20/18	2018	10	N	0.02	65,000
Cory Hughes	04/28/08	04/27/18	2018	10	N	0.04	20,000
Totals							6,426,700

Neah Power Systems

Schedule of Warrants

As of January 31, 2009

		Expiration				Exercise	Quantities
	Grant Date	Expiration Date	Expiration year	# Years	Expired Y/N	Exercise Price	Quantity
2006							
Note holder warrants upon conversion of note	04/27/06	04/26/11	2011	5	N	$ 0.20	3,753,000
BMA Securities	04/30/06	04/29/11	2011	5	N	0.60	320,000
Crystal Research	08/01/06	08/01/10	2010	4	N	0.85	200,000
Bridge Lender: Palladium	12/27/06	12/26/11	2011	5	N	1.33	81,579
2007							
Camofi - Bridge Lender	05/11/07	03/27/12	2012	5	N	$ 0.55	125,000
Public Offering warrants $2	05/11/07	05/11/12	2012	5	N	2.00	3,000,957
Public Offering warrants $1.6	05/11/07	05/11/12	2012	5	N	1.60	3,000,957
Public Offering warrants $1.1	05/11/07	05/11/12	2012	5	N	1.10	3,000,958
Crystal Research, Inc	07/10/07	07/10/10	2010	3	N	0.51	60,000
Heilshorn	07/10/07	07/10/10	2010	3	N	0.51	60,000
Lippert	07/10/07	07/10/10	2010	3	N	0.51	60,000
EPD	11/09/07	11/08/12	2012	5	N	0.29	500,000
CAMZHN	11/28/07	11/28/12	2012	5	N	0.22	250,000
2008							
Mutter	02/26/08	02/26/11	2011	3	N	$ 0.06	250,000
Bronson	02/12/08	02/12/11	2011	3	N	0.10	250,000
Abhari	02/12/08	02/12/11	2011	3	N	0.10	250,000
Aspen warrants	07/10/08	07/10/11	2011	3	N	0.03	300,000
							15,462,451

SCHEDULE 2.6

INTELLECTUAL PROPERTY

Neah Power Systems, Inc.

Intellectual Property

U.S. Patents:

1. U.S. Patent No. 6,641,948 entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" issued November 4, 2003. (401) Expires: April 5, 2020.
2. U.S. Patent No. 6,720,105 entitled "Metallic Blocking Layers Integrally Associated With Fuel Cell Electrode Structures And Fuel Cell Electrode Stack Assemblies" issued April 13, 2004. (401C2) Expires: April 5, 2020.
3. U.S. Patent No. 6,808,840 entitled "Silicon-Based Fuel Cell Electrode Structures And Fuel Cell Electrode Stack Assemblies" issued October 26, 2004. (401C3) Expires: April 5, 2020.
4. U.S. Patent No. 6,811,916 entitled "Fuel Cell Electrode Pair Assemblies And Related Methods" issued November 2, 2004. (402) Expires: December 12, 2021.
5. U.S. Patent No. 6,852,443 entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" issued February 8, 2005. (401D1) Expires: April 5, 2020
6. U.S. Patent No. 6,924,058 entitled "Hydrodynamic Transport and Flow Channel Passageways Associated with Fuel Cell Electrode Structures and Fuel Cell Electrode Assemblies" issued Aug. 2, 2005. (401C5) Expires: April 5, 2020.
7. U.S. Patent No. 7,105,245 entitled "Fuel Cell System Reactant Supply and Effluent Storage Cartridges" issued September 12, 2006. (404C2) Expires: December 20, 2024.
8. U.S. Patent No. 7,118,822 entitled "Fuel Cell Electrode Pair Assemblies and Related Methods" issued October 10, 2006. (402C1) Expires: October 16, 2022.
9. U.S. Pat. No. 7,157,177 entitled "Porous Fuel Cell Electrode Structures Having Conformal Electrically Conductive Layers Thereon" issued January 2, 2007. (403) Expires: Sept. 29, 2023.

Foreign Patents:

1. Chinese Patent No. CN1205685C entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" issued June 1, 2005. (401CN)

In addition to the foregoing patents, we also have the following applications pending:

U.S. Utility Patent Applications:

1. U.S. Pat. Appl. No. 10/996,647 entitled "Silicon-Based Fuel Cell Electrode Structures" filed Nov. 23, 2004. (401D2)
2. U.S. Pat. Appl. No. 10/251,518 entitled "Fuel Cells Having Internal Multistream Laminar Flow" filed September 20, 2002. (404C1)
3. U.S. Pat. Appl. No. 10/966,721 entitled "Nitric Acid Regeneration Fuel Cell Systems" filed Oct. 15, 2004. (405)
4. U.S. Pat. Appl. No. 10/892,876 entitled "Fuel Cells Having Cross Directional Laminar Flowstreams" filed Jul. 16, 2004. (406)
5. U.S. Pat. Appl. No. 11/313,550 entitled "Detachable Reactant Supply and Effluent Storage Cartridges, Layered Pump Assemblies, and Rotatable Fluid Transfer Valve Disk Assemblies for Use with Regenerative Fuel Cell Systems" filed Dec. 20, 2005. (413)
6. U.S. Pat. Appl. No. 11/242,237 entitled "Porous Silicon Undercut Etching Deterrent Masks and Related Methods" filed October 3, 2005. (414)
7. U.S. Pat. Appl. No. 11/530,815 entitled "Closed Liquid Feed Fuel Cell Systems And Reactant Supply And Effluent Storage Cartridges Adapted For Use With The

Confidential Document 2

Neah Power Systems, Inc.

Same" filed September 11, 2006. (404C3)

PCT and Foreign Patent Applications:

1. Canadian Pat. Appl. No. 2,392,115 entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" filed July 27, 2002. (401CA)
2. Chinese Pat. Appl. No. 00818422.4 entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" filed July 26, 2002. (401CN)
3. European Pat. Appl. No. 00991398.9 entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" filed May 17, 2002. (401EP)
4. Japanese Pat. Appl. No. 2001-537811 entitled "Fuel Cells Having Silicon Substrates And/Or Sol-Gel Derived Support Structures" filed May 17, 2002. (401JP)
5. Canadian Pat. Appl. No. 2,444,688 entitled "Porous Silicon And Sol-Gel Derived Electrode Structures And Assemblies For Use With Fuel Cell Systems" filed October 17, 2003. (401CCA)
6. Chinese Pat. Appl. No. 02811803.0 entitled "Porous Silicon And Sol-Gel Derived Electrode Structures And Assemblies For Use With Fuel Cell Systems" filed October 20, 2003. (401CCN)
7. European Pat. Appl. No. 02731430.1 entitled "Porous Silicon And Sol-Gel Derived Electrode Structures And Assemblies For Use With Fuel Cell Systems" filed November 19, 2003. (401CEP)
8. Japanese Pat. Appl. No. 2002-584409 entitled "Porous Silicon And Sol-Gel Derived Electrode Structures And Assemblies For Use With Fuel Cell Systems" filed October 20, 2003. (401CJP)
9. Canadian Pat. Appl. No. 2,472,232 entitled "Porous Fuel Cell Electrode Structures Having Conformal Electrically Conductive Layers Thereon" filed July 3, 2004. (403CA)
10. Chinese Pat. Appl. No. 03801936.1 entitled "Porous Fuel Cell Electrode Structures Having Conformal Electrically Conductive Layers Thereon" filed July 2, 2004. (403CN)
11. European Pat. Appl. No. 03701220.0 entitled "Porous Fuel Cell Electrode Structures Having Conformal Electrically Conductive Layers Thereon" filed July 3, 2004. (403EP)
12. Japanese Pat. Appl. No. 2003-558944 entitled "Porous Fuel Cell Electrode Structures Having Conformal Electrically Conductive Layers Thereon" filed July 2, 2004. (403JP)

Confidential Document 2

SCHEDULE 4.2

USE OF PROCEEDS

The net proceeds to the Company from the issuance and sale of the Notes will be used  as follows: (i) $50,000 of net proceeds from the Initial Closing and $100,000 of net proceeds from the Subsequent Closing shall be used for the purchase of SolCool One, LLC (“SolCool”) pursuant to the Company’s Agreement and Plan of Merger with SolCool and/or to provide general working capital to SolCool and (ii) the remaining net proceeds from the Initial Closing and Subsequent Closing will be used by the Company for the purchase of inventory and for general working capital purposes.

EXHIBIT A

FORM OF INITIAL NOTE

NEITHER THIS NOTE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS NOTE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE OR SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE UNDER SUCH ACT UNLESS SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

THE ISSUE PRICE OF THIS NOTE IS $225,000.00 (THE "ISSUE PRICE").  THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS $37,500.00.  THE ISSUE DATE OF THIS NOTE IS FEBRUARY 12, 2009.

NEAH POWER SYSTEMS, INC.

Original Issue Discount Term Secured Convertible Promissory Note

$262,500.00	February 12, 2009

FOR VALUE RECEIVED, the undersigned Neah Power Systems, Inc., a Nevada corporation (referred to herein as "Borrower" or the "Company"), promises to pay to the order of Agile Opportunity Fund, LLC, its successors or assigns (the "Lender"), the principal sum of Two Hundred Sixty Two Thousand Five Hundred and 00/100 Dollars ($262,500.00) (the "Face Amount") on August 12, 2009 (the "Maturity Date"), together with interest on the Face Amount of this Note at a rate equal to eighteen percent (18%) per annum calculated on the basis of a 360 day year (the "Interest Rate").  Interest to accrue hereunder through the Maturity Date (assuming no Event of Default hereunder) shall be payable in advance on the date hereof, the amount thereof being $23,625 (the “Prepaid Interest”).  Notwithstanding any other provision hereof, interest paid or becoming due hereunder and any other payments hereunder which may constitute interest shall in no event exceed the maximum rate permitted by applicable law.

Interest due hereunder is payable in lawful money of the United States of America to the Lender at the address set forth in that certain Securities Purchase Agreement between the Borrower, the Lender and the other investor thereunder, dated of even date herewith (the "Securities Purchase Agreement"), and pursuant to which this Note is issued.  The terms and conditions of the Securities Purchase Agreement and all other Loan Documents, including any other Note, are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Securities Purchase Agreement.

Section 1.  Conversion.

(a)           At any time from the original issue date hereof through the date that this Note is paid in full, Lender shall have the right, in its sole discretion, to convert the then outstanding Face Amount of this Note less the then as yet unamortized portion of the OID Amount (the “Convertible Principal Balance”) plus accrued but unpaid interest under this Note, in whole or in part, into shares (each, a “Conversion Share”) of Common Stock at a conversion price equal to $0.10 per Conversion Share, subject to adjustment as provided in Section 2 herein (the “Conversion Price”).

(b)           Lender may convert this Note at the Conversion Price by the surrender of this Note (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”) duly completed, dated and executed, specifying therein the principal amount of this Note and/or outstanding interest to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion and this Note is duly provided to Borrower hereunder (or, at Lender's option, the next interest payment date with respect to Lender's conversion of any scheduled interest payment).  In the event that the Lender shall specify a name or names other than that of the Lender to receive any of the Conversion Shares issuable upon such exercise of the conversion option, the Notice of Conversion also shall be accompanied by payment of all transfer taxes payable upon the issuance of the Conversion Shares to such specified person(s).

(c)           On the date of receipt by the Company of the duly completed, dated and executed Notice of Conversion, this Note and applicable transfer taxes, if any, all in accordance with Section 1(b) with respect to a conversion of any portion of this Note, the Lender (and any person(s) receiving Conversion Shares in lieu of the Lender) shall be deemed to have become the holder of record for all purposes of the Conversion Shares to which such valid conversion relates.

(d)           As soon as practicable, but not in excess of five business days, after the valid conversion of any portion of this Note, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes, but excluding the transfer taxes referred to in Section 1(b)), will cause to be issued in the name of and delivered to the Lender (and/or such other person(s) identified in the Notice of Conversion with respect to such conversion), certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Conversion Shares to which the Lender (and/or such other person(s) identified in such Notice of Conversion, shall be entitled to receive upon the conversion), such certificates to be in such reasonable denominations as Lender may request when delivering the Notice of Conversion.

(e)           If less than the entire Convertible Principal Balance of this Note is being converted, the Company shall execute and deliver to the Lender a new replacement Note (dated as of the date hereof) evidencing a face amount which is the percentage of the original Face Amount equal to the portion of the Convertible Principal Balance that has not been so converted.

Section 2.  Conversion Price Adjustment.

The initial Conversion Price as stated above shall be subject to adjustment from time to time and such Conversion Price as adjusted shall likewise be subject to further adjustment, all as hereinafter set forth.

(a)           If and whenever the Company issues or sells any additional securities for consideration equivalent to a per share price of Common Stock (the “Base Price”) less than the Conversion Price in effect immediately prior to such issuance or sale, then immediately upon such issuance or sale the Conversion Price shall be reduced to a new Conversion Price equal to the Base Price; provided, however, that this Section 2(a) shall not be applicable to the issuance of securities to pursuant to the Securities Purchase Agreement.

(b)           If the Borrower, at any time while this Note is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(c)           Whenever the Conversion Price shall be adjusted as provided in this Section 2, the Company shall reasonably promptly provide notice of such adjustment to the Lender together with a written statement from an authorized officer of the Company, showing in reasonable detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.  Notwithstanding the foregoing, no adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in such Conversion Price; provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(d)           In case of any consolidation or merger of the Borrower with or into another entity or the conveyance of all or substantially all of the assets of the Borrower to another entity (collectively, an “Organic Change”), this Note shall thereafter be convertible (to the extent such conversion is permitted hereunder) into the number of shares of Common Stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Note would have been entitled had this Note been converted immediately prior to such Organic Change and held until after the closing of such Organic Change; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of Lender or any subsequent holder of this Note, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of Common Stock or other property thereafter deliverable upon the conversion of this Note.

Section 3.  Reservation of Stock.  The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding Face Amount of this Note and accrued and unpaid interest hereunder.  If at any time, the Company does not have available an amount of authorized but unissued Common Stock or Common Stock held in treasury necessary to satisfy any conversion of all amounts outstanding under this Note, the Company shall call and hold a special meeting of its stockholders within 30 days of the occurrence of any shortfall in authorized shares for the purpose of approving an increase in the number of shares of authorized Common Stock to an amount sufficient to enable conversion all amounts outstanding under this Note, subject in all respects to compliance with the requirements of Section 14 of the Securities Exchange Act of 1934 to which the Borrower is subject.  The Board of Directors of the Company shall recommend that stockholders vote in favor of increasing the number of authorized shares of Common Stock at any such meeting.  Each Member of the Board of Directors of the Company shall also vote all of such Director’s voting securities of the Company in favor of such increase in authorized shares.  The Borrower covenants that all shares of Common Stock that may be issuable upon conversion of this Note shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Note other than such as have been met or obtained. The execution, delivery and performance of this Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

Section 4.  No Fractional Shares.  Upon a conversion hereunder, the Borrower shall not be required to issue stock certificates representing fractions of shares of Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Common Stock, as the case may be.

Section 5.  Redemption.

(a)  Mandatory Redemption.  If at any time while this Note shall be outstanding, the Company shall consummate: (i) a “going-private” transaction whereby the Common Stock shall thereafter cease to be registered under the Exchange Act; or (ii) a Sale of the Company, then the Company shall deliver a written notice to the Lender of the pending consummation of any transaction described in clauses (i) or (ii) of this Section 5 (each, a "Liquidity Event") fifteen (15) days prior thereto and shall redeem this Note in full immediately following the closing of a Liquidity Event (the “Repayment Date”) by paying the applicable Redemption Price.  As used herein, "Redemption Price" shall equal all accrued but unpaid interest outstanding under this Note, plus one hundred percent (100%) of the then outstanding Face Amount of this Note.  The Borrower shall deliver to the Lender the Redemption Price on the Repayment Date in immediately available funds.  For the purpose of clarification, (i) no portion of the Prepaid Interest shall be refundable or otherwise returned to the Company in the event of any such redemption and (ii) after delivery of a notice of a Liquidity Event as provided for in this Section, the Lender shall continue to be entitled to effectuate conversions as contemplated under this Note until such time as the redemption under this Section is consummated.

(b)  Voluntary Prepayment.  At any time while this Note shall be outstanding, the Company may deliver a written notice of prepayment to the Lender of its intention to prepay the face amount of this Note in full, or in part, fifteen (15) days prior thereto and shall then so prepay such portion of the Note as indicated in the notice together with all accrued but unpaid interest outstanding thereon; provided, however, that no portion of the Prepaid Interest shall be refundable or otherwise returned to the Company in the event of any such prepayment.  For the purpose of clarification, after delivery of a notice of prepayment as provided for in this Section, the Lender shall continue to be entitled to effectuate conversions as contemplated under this Note until such time as the prepayment under this Section is consummated.

Section 6.  Transferability.  This Note and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

Section 7.  Event of Default.

(a)           An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Note or any other Note as and when the same shall become due and payable (whether the Maturity Date or by acceleration or otherwise);

(ii)           The Borrower or any subsidiary shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Note or any Loan Document to which it is a party;

(iii)           The Borrower or any subsidiary shall commence, or there shall be commenced against the Borrower or any subsidiary, a proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or subsidiary or there is commenced against the Borrower or subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or subsidiary suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or subsidiary makes a general assignment for the benefit of creditors; or the Borrower or subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or subsidiary for the purpose of effecting any of the foregoing; or

           (iv)           The Borrower or any subsidiary shall default in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any leasing or factoring arrangement of the Borrower, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

(b)           Following an Event of Default, the Interest Rate shall increase to 36% per annum immediately following such Event of Default; provided, that the Interest Rate shall thereafter revert back to the prior Interest Rate upon all Events of Default being cured.  Upon the occurrence of an Event of Default hereunder, the entire Face Amount of this Note together with any accrued but unpaid interest shall automatically become due and payable.  The failure of the Lender to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Lender or any subsequent holder.  The Lender need not provide and the Borrower hereby waives any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Common Stock issuable upon conversion of this Note as set forth in the Securities Purchase Agreement.

Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

Section 10.  Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Lender in order to enforce any right or remedy under any Loan Document.  Notwithstanding any provision to the contrary contained in any Loan Document, it is expressly agreed and provided that the total liability of the Company under the Loan Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Loan Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Loan Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Loan Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Lender with respect to indebtedness evidenced by the Loan Documents, such excess shall be applied by Lender to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Lender’s election.

Section 11.  Governing Law; Waiver of Jury Trial.  This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.  Borrower agrees that the New York State Supreme Court located in the County of New York, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Note, the Loan Documents, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Note, the Loan Documents and/or arising out of or relating to any dispute between the parties, the Lender shall be entitled to recover all of its costs and expenses relating collection and enforcement of this Note (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which the Lender may be entitled.

THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

Section 12.  Successors and Assigns.  Subject to applicable securities laws, this Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Lender and be freely transferable and assignable by Lender without the consent of the Company.

Section 13.  Reimbursement of Expenses.  The Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under this Note.

Section 14.  Amendment.  This Note may be modified or amended or the provisions hereof waived only with the written consent of the Lender and the Company.

Section 15.  Severability.  Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

IN WITNESS WHEREOF, the Borrower has caused this Original Issue Discount Term Secured Convertible Promissory Note to be duly executed by a duly authorized officer as of the date first above indicated.

NEAH POWER SYSTEMS, INC.

By:
	Name:	Chris D’Couto
	Title:	CEO

ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Promissory Note

           The undersigned Lender hereby elects to convert $__________ principal (equal to $______ Face Amount less, if Conversion Date is prior to Maturity Date, $____ unamortized OID Amount, capitalized terms used as defined in the Note) and $_____ interest currently outstanding and owed under the Original Issue Discount Term Secured Convertible Promissory Note issued to Agile Opportunity Fund, LLC at a Conversion Price of $___ (the “Note”) and to purchase ___________ shares of Common Stock of Neah Power Systems, Inc. issuable upon conversion of such Note, and requests that certificates for such securities shall be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

please print or type name and address)

(please insert social security or other identifying number)

Lender Name:

By:
Name:
Title:

Conversion Date:

EXHIBIT B

FORM OF ADDITIONAL NOTES

NEITHER THIS NOTE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. NEITHER THIS NOTE NOR ANY SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE OR SHARES OF STOCK ISSUABLE UPON CONVERSION OF THIS NOTE UNDER SUCH ACT UNLESS SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE ACT.

THE ISSUE PRICE OF THIS NOTE IS $[225,000.00 / 450,000.00] (THE "ISSUE PRICE").  THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS $[37,500.00 / 75,000.00].  THE ISSUE DATE OF THIS NOTE IS FEBRUARY 27, 2009.

NEAH POWER SYSTEMS, INC.

Original Issue Discount Term Secured Convertible Promissory Note

$[262,500.00 / 525,000.00]	February 27, 2009

FOR VALUE RECEIVED, the undersigned Neah Power Systems, Inc., a Nevada corporation (referred to herein as "Borrower" or the "Company"), promises to pay to the order of [Agile Opportunity Fund, LLC / Capitoline Advisors, Inc.], its successors or assigns (the "Lender"), the principal sum of [Two Hundred Sixty Two Thousand Five Hundred and 00/100 Dollars ($262,500.00) / Five Hundred Twenty Five Thousand and 00/100 Dollars ($525,000.00)] (the "Face Amount") on August 12, 2009 (the "Maturity Date"), together with interest on the Face Amount of this Note at a rate equal to eighteen percent (18%) per annum calculated on the basis of a 360 day year (the "Interest Rate").  Interest to accrue hereunder through the Maturity Date (assuming no Event of Default hereunder) shall be payable in advance on the date hereof, the amount thereof being $______ (the “Prepaid Interest”).  Notwithstanding any other provision hereof, interest paid or becoming due hereunder and any other payments hereunder which may constitute interest shall in no event exceed the maximum rate permitted by applicable law.

           Interest due hereunder is payable in lawful money of the United States of America to the Lender at the address set forth in that certain Securities Purchase Agreement between the Borrower, the Lender and the other investor thereunder, dated of even date herewith (the "Securities Purchase Agreement"), and pursuant to which this Note is issued.  The terms and conditions of the Securities Purchase Agreement and all other Loan Documents, including any other Note, are incorporated by reference herein and made a part hereof.  All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Securities Purchase Agreement.

           Section 1.  Conversion.

(a)           At any time from the original issue date hereof through the date that this Note is paid in full, Lender shall have the right, in its sole discretion, to convert the then outstanding Face Amount of this Note less the then as yet unamortized portion of the OID Amount (the “Convertible Principal Balance”) plus accrued but unpaid interest under this Note, in whole or in part, into shares (each, a “Conversion Share”) of Common Stock at a conversion price equal to $0.10 per Conversion Share, subject to adjustment as provided in Section 2 herein (the “Conversion Price”).

(b)           Lender may convert this Note at the Conversion Price by the surrender of this Note (properly endorsed) to the Company at the principal office of the Borrower, together with the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”) duly completed, dated and executed, specifying therein the principal amount of this Note and/or outstanding interest to be converted.  The “Conversion Date” shall be the date that such Notice of Conversion and this Note is duly provided to Borrower hereunder (or, at Lender's option, the next interest payment date with respect to Lender's conversion of any scheduled interest payment).  In the event that the Lender shall specify a name or names other than that of the Lender to receive any of the Conversion Shares issuable upon such exercise of the conversion option, the Notice of Conversion also shall be accompanied by payment of all transfer taxes payable upon the issuance of the Conversion Shares to such specified person(s).

(c)           On the date of receipt by the Company of the duly completed, dated and executed Notice of Conversion, this Note and applicable transfer taxes, if any, all in accordance with Section 1(b) with respect to a conversion of any portion of this Note, the Lender (and any person(s) receiving Conversion Shares in lieu of the Lender) shall be deemed to have become the holder of record for all purposes of the Conversion Shares to which such valid conversion relates.

(d)           As soon as practicable, but not in excess of five business days, after the valid conversion of any portion of this Note, the Company, at the Company’s expense (including the payment by Company of any applicable issuance and similar taxes, but excluding the transfer taxes referred to in Section 1(b)), will cause to be issued in the name of and delivered to the Lender (and/or such other person(s) identified in the Notice of Conversion with respect to such conversion), certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Conversion Shares to which the Lender (and/or such other person(s) identified in such Notice of Conversion, shall be entitled to receive upon the conversion), such certificates to be in such reasonable denominations as Lender may request when delivering the Notice of Conversion.

(e)           If less than the entire Convertible Principal Balance of this Note is being converted, the Company shall execute and deliver to the Lender a new replacement Note (dated as of the date hereof) evidencing a face amount which is the percentage of the original Face Amount equal to the portion of the Convertible Principal Balance that has not been so converted.

Section 2.  Conversion Price Adjustment.

The initial Conversion Price as stated above shall be subject to adjustment from time to time and such Conversion Price as adjusted shall likewise be subject to further adjustment, all as hereinafter set forth.

(a)           If and whenever the Company issues or sells any additional securities for consideration equivalent to a per share price of Common Stock (the “Base Price”) less than the Conversion Price in effect immediately prior to such issuance or sale, then immediately upon such issuance or sale the Conversion Price shall be reduced to a new Conversion Price equal to the Base Price; provided, however, that this Section 2(a) shall not be applicable to the issuance of securities to pursuant to the Securities Purchase Agreement.

(b)           If the Borrower, at any time while this Note is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(c)           Whenever the Conversion Price shall be adjusted as provided in this Section 2, the Company shall reasonably promptly provide notice of such adjustment to the Lender together with a written statement from an authorized officer of the Company, showing in reasonable detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.  Notwithstanding the foregoing, no adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in such Conversion Price; provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                      (d)           In case of any consolidation or merger of the Borrower with or into another entity or the conveyance of all or substantially all of the assets of the Borrower to another entity (collectively, an “Organic Change”), this Note shall thereafter be convertible (to the extent such conversion is permitted hereunder) into the number of shares of Common Stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Note would have been entitled had this Note been converted immediately prior to such Organic Change and held until after the closing of such Organic Change; and, in any such case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of Lender or any subsequent holder of this Note, to the end that the provisions set forth herein shall be thereafter applicable, as nearly as reasonably may be, in relation to any shares of Common Stock or other property thereafter deliverable upon the conversion of this Note.

Section 3.  Reservation of Stock.  The Borrower covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding Face Amount of this Note and accrued and unpaid interest hereunder.  If at any time, the Company does not have available an amount of authorized but unissued Common Stock or Common Stock held in treasury necessary to satisfy any conversion of all amounts outstanding under this Note, the Company shall call and hold a special meeting of its stockholders within 30 days of the occurrence of any shortfall in authorized shares for the purpose of approving an increase in the number of shares of authorized Common Stock to an amount sufficient to enable conversion all amounts outstanding under this Note, subject in all respects to compliance with the requirements of Section 14 of the Securities Exchange Act of 1934 to which the Borrower is subject.  The Board of Directors of the Company shall recommend that stockholders vote in favor of increasing the number of authorized shares of Common Stock at any such meeting.  Each Member of the Board of Directors of the Company shall also vote all of such Director’s voting securities of the Company in favor of such increase in authorized shares.  The Borrower covenants that all shares of Common Stock that may be issuable upon conversion of this Note shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower, or the validity or enforceability of this Note other than such as have been met or obtained. The execution, delivery and performance of this Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

Section 4.  No Fractional Shares.  Upon a conversion hereunder, the Borrower shall not be required to issue stock certificates representing fractions of shares of Common Stock, and in lieu of any fractional shares which would otherwise be issuable, the Borrower shall issue the next highest whole number of shares of Common Stock, as the case may be.

Section 5.  Redemption.

(a)  Mandatory Redemption.  If at any time while this Note shall be outstanding, the Company shall consummate: (i) a “going-private” transaction whereby the Common Stock shall thereafter cease to be registered under the Exchange Act; or (ii) a Sale of the Company, then the Company shall deliver a written notice to the Lender of the pending consummation of any transaction described in clauses (i) or (ii) of this Section 5 (each, a "Liquidity Event") fifteen (15) days prior thereto and shall redeem this Note in full immediately following the closing of a Liquidity Event (the “Repayment Date”) by paying the applicable Redemption Price.  As used herein, "Redemption Price" shall equal all accrued but unpaid interest outstanding under this Note, plus one hundred percent (100%) of the then outstanding Face Amount of this Note.  The Borrower shall deliver to the Lender the Redemption Price on the Repayment Date in immediately available funds.  For the purpose of clarification, (i) no portion of the Prepaid Interest shall be refundable or otherwise returned to the Company in the event of any such redemption and (ii) after delivery of a notice of a Liquidity Event as provided for in this Section, the Lender shall continue to be entitled to effectuate conversions as contemplated under this Note until such time as the redemption under this Section is consummated.

(b)  Voluntary Prepayment.  At any time while this Note shall be outstanding, the Company may deliver a written notice of prepayment to the Lender of its intention to prepay the face amount of this Note in full, or in part, fifteen (15) days prior thereto and shall then so prepay such portion of the Note as indicated in the notice together with all accrued but unpaid interest outstanding thereon; provided, however, that no portion of the Prepaid Interest shall be refundable or otherwise returned to the Company in the event of any such prepayment.  For the purpose of clarification, after delivery of a notice of prepayment as provided for in this Section, the Lender shall continue to be entitled to effectuate conversions as contemplated under this Note until such time as the prepayment under this Section is consummated.

Section 6.  Transferability.  This Note and any of the rights granted hereunder are freely transferable by the Lender, in its sole discretion, subject to federal and state securities law restrictions, if any.

Section 7.  Event of Default.

(a)           An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Note or any other Note as and when the same shall become due and payable (whether the Maturity Date or by acceleration or otherwise);

(ii)           The Borrower or any subsidiary shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Note or any Loan Document to which it is a party;

(iii)           The Borrower or any subsidiary shall commence, or there shall be commenced against the Borrower or any subsidiary, a proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Borrower or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or subsidiary or there is commenced against the Borrower or subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Borrower or subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or subsidiary suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Borrower or subsidiary makes a general assignment for the benefit of creditors; or the Borrower or subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Borrower or subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Borrower or subsidiary for the purpose of effecting any of the foregoing; or

(iv)         The Borrower or any subsidiary shall default in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any leasing or factoring arrangement of the Borrower, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

(b)           Following an Event of Default, the Interest Rate shall increase to 36% per annum immediately following such Event of Default; provided, that the Interest Rate shall thereafter revert back to the prior Interest Rate upon all Events of Default being cured.  Upon the occurrence of an Event of Default hereunder, the entire Face Amount of this Note together with any accrued but unpaid interest shall automatically become due and payable.  The failure of the Lender to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Lender or any subsequent holder.  The Lender need not provide and the Borrower hereby waives any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

Section 8.  Registration Rights.  The Lender is entitled to certain registration rights with respect to the Common Stock issuable upon conversion of this Note as set forth in the Securities Purchase Agreement.

Section 9.  Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

Section 10.  Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Lender in order to enforce any right or remedy under any Loan Document.  Notwithstanding any provision to the contrary contained in any Loan Document, it is expressly agreed and provided that the total liability of the Company under the Loan Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Loan Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Loan Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Loan Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Lender with respect to indebtedness evidenced by the Loan Documents, such excess shall be applied by Lender to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Lender’s election.

           Section 11.  Governing Law; Waiver of Jury Trial.  This Note and the provisions hereof are to be construed according to and are governed by the laws of the State of New York, without regard to principles of conflicts of laws thereof.  Borrower agrees that the New York State Supreme Court located in the County of New York, State of New York shall have exclusive jurisdiction in connection with any dispute concerning or arising out of this Note, the Loan Documents, or otherwise relating to the parties relationship.  In any action, lawsuit or proceeding brought to enforce or interpret the provisions of this Note, the Loan Documents and/or arising out of or relating to any dispute between the parties, the Lender shall be entitled to recover all of its costs and expenses relating collection and enforcement of this Note (including without limitation, reasonable attorney’s fees and disbursements) in addition to any other relief to which the Lender may be entitled.

THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

Section 12.  Successors and Assigns.  Subject to applicable securities laws, this Note and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Lender and be freely transferable and assignable by Lender without the consent of the Company.

Section 13.  Reimbursement of Expenses.  The Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under this Note.

Section 14.  Amendment.  This Note may be modified or amended or the provisions hereof waived only with the written consent of the Lender and the Company.

Section 15.  Severability.  Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

IN WITNESS WHEREOF, the Borrower has caused this Original Issue Discount Term Secured Convertible Promissory Note to be duly executed by a duly authorized officer as of the date first above indicated.

NEAH POWER SYSTEMS, INC.

By:
	Name:	Chris D’Couto
	Title:	CEO

ANNEX A

NOTICE OF CONVERSION
To Be Executed by the Lender
in Order to Convert Promissory Note

           The undersigned Lender hereby elects to convert $__________ principal (equal to $______ Face Amount less, if Conversion Date is prior to Maturity Date, $____ unamortized OID Amount, capitalized terms used as defined in the Note) and $_____ interest currently outstanding and owed under the Original Issue Discount Term Secured Convertible Promissory Note issued to [Agile Opportunity Fund, LLC / Capitoline Advisors, Inc.] at a Conversion Price of $___ (the “Note”) and to purchase ___________ shares of Common Stock of Neah Power Systems, Inc. issuable upon conversion of such Note, and requests that certificates for such securities shall be issued in the name of:

(please print or type name and address)

(please insert social security or other identifying number)

and be delivered as follows:

please print or type name and address)

(please insert social security or other identifying number)

Lender Name:

By:
Name:
Title:

Conversion Date:

EXHIBIT C

FORM OF SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”), dated as of February 12, 2009, is by and between (i) Neah Power Systems, Inc., a Nevada corporation (the “Debtor”), and (ii) Agile Opportunity Fund, LLC, a Delaware limited liability company (“Agile”), and Capitoline Advisors Inc., a New York corporation (“Capitoline”; together with Agile, the “Secured Parties”, each a “Secured Party”).

1.1           Background

1.
The Secured Parties have purchased from the Debtor Original Issue Discount Term Secured Convertible Promissory Notes (the “Notes”) in the aggregate face amount of $262,500.00, pursuant to a Securities Purchase Agreement between the Debtor and the Secured Parties dated as of the date hereof (the “Securities Purchase Agreement”), and, subject to the terms of the Securities Purchase Agreement, may purchase additional Notes in the aggregate face amount of $787,500.00 at Subsequent Closings.  Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Securities Purchase Agreement.

2.	To induce the Secured Parties to purchase the Notes, the Debtor has agreed to provide the Secured Parties with a first priority security interest in the Collateral (as hereinafter defined).

N O W, T H E R E F O R E,

In consideration of the promises and the mutual covenants and agreements herein set forth, and in order to induce the Secured Parties to purchase the Notes, the Debtor hereby agrees with the Secured Parties as follows:

Section 1.             Grant of Security Interest.  The Debtor hereby grants to the Secured Parties, on the terms and conditions hereinafter set forth, a first priority lien and security interest in the collateral hereinafter identified (the “Collateral”).

Section 2.             Collateral.  The Collateral is all tangible and intangible assets of the Debtor of whatever kind and nature (including without limitation all intellectual property of whatever kind or nature of the Debtor including patents, trademarks, tradenames, copyrights and all other intellectual property and any applications or registrations therefore, accounts, chattel paper, commercial tort claims, documents, equipment, farm products, general intangibles, instruments, inventory, investment property, and the stock of all of Debtor’s subsidiaries), in each case whether now owned or hereafter acquired and wherever located, and all proceeds thereof, together with all proceeds, products, replacements and renewals thereof.

Section 3.             Representations and Warranties; Covenants.  The Debtor hereby warrants and covenants as follows:

(a)	The Debtor has title to the Collateral free from any lien, security interest, encumbrance or claim.

(b)	The Debtor will maintain the Collateral so as to preserve its value subject to wear and tear in the ordinary course.

(c)	The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(d)
The Debtor will pay when due all existing or future charges, liens, or encumbrances on the Collateral, and will pay when due all taxes and assessments now or hereafter imposed or affecting it unless such taxes or assessments are diligently contested by the Debtor in good faith and reasonable reserves are established therefor.

(e)
All information with respect to the Notes and the Collateral and account debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to the Secured Parties, and all other written information heretofore or hereafter furnished by the Debtor to the Secured Parties, is or will be true and correct in all material respects, as of the date furnished.

(f)
As soon as practicable following the date of execution of this Security Agreement and in any event within 5 business days of such date, the Secured Parties will prepare, execute and file with the Secretary of State in the State of Nevada, a UCC-1 Financing Statement covering the Collateral, naming the Secured Parties as Secured Parties thereunder.

(g)
The Debtor will keep its records concerning the Collateral at its address shown in Section 18 below.  Such records will be of such character as to enable the Secured Parties or their representatives to determine at any time the status thereof, and the Debtor will not, unless the Secured Parties shall otherwise consent in writing, maintain any such record at any other address.

(h)	The Debtor will furnish the Secured Parties information on a quarterly basis concerning the Debtor, the Notes and the Collateral as the Secured Parties may at any time reasonably request.

(i)
The Debtor will permit the Secured Parties and its representatives at any reasonable time on five (5) day prior written notice to inspect any and all of the Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in possession of the Debtor pertaining to the Notes and the Collateral and will, on request of the Secured Parties, deliver to the Secured Parties all such records and papers for the purpose of enabling the Secured Parties to inspect, audit and copy same.  Any of the Debtor’s records delivered to the Secured Parties shall be returned to the Debtor as soon as the Secured Parties shall have completed its inspection, audit and/or copying thereof.

(j)
The Debtor will, at such times as the Secured Parties may request, deliver to the Secured Parties a schedule identifying the Collateral subject to the security interest of this Security Agreement, and such additional schedules, certificates, and reports respecting all or any of the Collateral at the time subject to the security interest of this Security Agreement, and the items or amounts received by the Debtor in full or partial payment or otherwise as proceeds received in connection with any Collateral.  Any such schedule, certificate or report shall be executed by a duly authorized officer of the Debtor on behalf of the Debtor and shall be in such form and detail as the Secured Parties may specify. The Debtor shall immediately notify the Secured Parties of the occurrence of any event causing loss or depreciation in the value of the Collateral, and the amount of such loss or depreciation.

(k)
If and when so requested by the Secured Parties, the Debtor will stamp on the records of the Debtor concerning the Collateral a notation, in a form satisfactory to the Secured Parties, of the security interest of the Secured Parties under this Security Agreement.

Section 4.         Disposition of Collateral in Ordinary Course.  Debtor shall not sell, transfer, assign, convey, license, grant any right to use or otherwise dispose of any Collateral  except in the ordinary course of business, without the prior written consent of the Secured Parties.

Section 5.         Secured Parties May Perform.  Upon the occurrence and continuation of an “Event of Default” under the Notes, at the option of the Secured Parties, the Secured Parties may discharge taxes, liens or security interests, or other encumbrances at any time hereafter levied or placed on the Collateral; may pay for insurance required to be maintained on the Collateral pursuant to Section 3; and may pay for the maintenance and preservation of the Collateral.  The Debtor agrees to reimburse the Secured Parties on demand for any payment made, or any expense incurred, by the Secured Parties pursuant to the foregoing authorization.  Until the occurrence and continuation of an Event of Default, the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this the Security Agreement.

Section 6.         Obligations Secured; Certain Remedies.  This Security Agreement secures the payment and performance of all obligations of the Debtor to the Secured Parties under the Notes, whether now existing or hereafter arising and whether for principal, interest, costs, fees or otherwise (collectively, the “Obligations”).  Upon the occurrence and continuation of an Event of Default under the Notes, the Secured Parties may declare all obligations secured hereby immediately due and payable and may exercise the remedies of a secured party under the Uniform Commercial Code.  Without limiting the foregoing, the Secured Parties may require the Debtor to assemble the Collateral and make it available to the Secured Parties at a place to be designated by the Secured Parties which is reasonably convenient to both parties or to execute appropriate documents of assignment, transfer and conveyance, in each case, in order to permit the Secured Parties to take possession of and title to the Collateral.  Unless the Collateral is perishable or threatens to decline rapidly in value or is of a type customarily sold on a recognized market, the Secured Parties will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of reasonable notice shall be met if such notice is mailed to the Debtor via registered or certified mail, postage prepaid, at least fifteen (15) days before the time of sale or disposition.  Expenses of retaking, holding, preparing for sale, selling or the like, shall include the Secured Parties’ reasonable attorneys’ fees and legal expenses.

Section 7.         Debtor Remains Liable.  Anything herein to the contrary notwithstanding:

(a)
Notwithstanding the exercise of any remedy available to the Secured Parties hereunder or at law in connection with an Event of Default, the Debtor shall remain liable to repay the balance remaining unpaid and outstanding under the Notes after the value or proceeds received by the Secured Parties in connection with such remedy is subtracted.  The Secured Parties shall promptly deliver and pay over to the Debtor any portion of the value or proceeds received in connection with such remedy that remains after the unpaid and outstanding portion of the Notes is paid in full.

(b)
The Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed.

(c)	The exercise by the Secured Parties of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under any such contracts or agreements included in the Collateral.

(d)
The Secured Parties shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 8.        Security Interest Absolute.  All rights of the Secured Parties and the security interests granted to the Secured Parties hereunder shall be absolute and unconditional, to the maximum extent permitted by law, irrespective of:

(a)	Any lack of validity or enforceability of the Notes or any other document or instrument relating thereto;

(b)
Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or any other amendment to or waiver of or any consent to any departure from the Notes or any other document or instrument relating thereto;

(c)
Any exchange, release or non-perfection of any collateral (including the Collateral), or any release of or amendment to or waiver of or consent to or departure from any guaranty, for all or any of the Obligations; or

(d)	Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor, a guarantor or a third party grantor of a security interest.

Section 9.        Additional Assurances.  At the request of the Secured Parties, the Debtor will join in executing or will execute, as appropriate, all necessary financing statements in a form satisfactory to the Secured Parties, and the Debtor will pay the cost of filing such statements, including all statutory fees.  The Debtor will further execute all other instruments deemed necessary by the Secured Parties and pay the cost of filing such instruments.  The Debtor warrants that no financing statement covering Collateral or any part or proceeds thereof is presently on file in any public office.  The Debtor covenants that it will not grant any other security interest in the Collateral without first obtaining the written consent of the Secured Parties.

Section 10.	Representations, Warranties and Covenants Concerning Debtor’s Legal Status.

(a)           The Debtor has previously executed and delivered to the Secured Parties a Perfection Certificate in the form of Schedule I hereto.  The Debtor represents and warrants to the Secured Parties as follows:

(i)	Debtor’s exact legal name is as indicated on the Perfection Certificate and on the signature page hereof;

(ii)	Debtor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate;

(iii)	the Perfection Certificate accurately sets forth Debtor’s organizational identification number or accurately states that Debtor has none;

(iv)	the Perfection Certificate accurately sets forth Debtor’s place of business or, if more than one, its chief executive office as well as Debtor’s mailing address, if different; and

(v)	all other information set forth on the Perfection Certificate is accurate and complete.

(b)	The Debtor covenants with the Secured Parties as follows:

(i)
without providing 15 days prior written notice to the Secured Parties, Debtor will not change its name, its place of business, or, if more than one, its chief executive offices or its mailing address or organizational identification number, if it has one

(ii)	if Debtor does not have an organizational identification number and later obtains one, Debtor shall forthwith notify the Secured Parties of such organizational identification number; and

(iii)
Debtor will not change its type of organization, jurisdiction of organization or other legal structure, without thirty (30) days prior written notice to the Secured Parties and following any such notice will cooperate with the Secured Parties to execute and deliver any documents or instruments requested by the Secured Parties in order to maintain the Secured Parties' perfected security interests hereunder.

Section 11.      Expenses.  The Debtor will upon demand pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral upon the occurrence and continuation of an Event of Default, (ii) the exercise or enforcement of any of the rights of the Secured Parties hereunder, or (iii) the failure by the Debtor to perform or observe any of the provisions hereof.

Section 12.      Notices of Loss or Depreciation.  The Debtor will immediately notify the Secured Parties of any claim, suit or proceeding against any Collateral or any event causing loss or depreciation in the value of Collateral, including the amount of such loss or depreciation

Section 13.       No Waivers.  No waiver by the Secured Parties of any default shall operate as a waiver of any other default or of the same default on any subsequent occasion.

Section 14.      Successor and Assigns.  The Secured Parties shall have the right to assign this Security Agreement and its rights hereunder without the consent of the Debtor.  All rights of the Secured Parties shall inure to the benefit of the successors and assigns of the Secured Parties.  All obligations of the Debtor shall be binding upon the Debtor’s successors and assigns.

Section 15.      No Grant of Security Interest on Assets.  The Debtor covenants that it shall not grant a security interest in any of its assets, tangible or intangible, except for the security interest granted in the Collateral to the Secured Parties hereunder.

Section 16.       Governing Law; Jurisdiction.  This Security Agreement shall be governed by the laws of the State of New York, without giving effect to such jurisdiction’s principles of conflict of laws, except to the extent that the validity or the perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.  Each of the parties hereto submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in federal or state courts located within New York County in the State of New York.

Section 17.       Counterparts.  This Security Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Section 18.           Remedies Cumulative.  The rights and remedies herein are cumulative, and not exclusive of other rights and remedies which may be granted or provided by law.

Section 19.           Notices.  Any demand upon or notice to the Debtor hereunder shall be effective when delivered by hand or when properly deposited in the mails postage prepaid, or sent by electronic facsimile transmission, receipt acknowledged, or delivered to an overnight courier, in each case addressed to the Debtor at the address shown below or as it appears on the books and records of the Secured Parties.  Demands or notices addressed to any other address at which the Secured Parties customarily communicates with the Debtor also shall be effective.  Any notice by the Debtor to the Secured Parties shall be given as aforesaid, addressed to the Secured Parties at the address shown below or such other address as the Secured Parties may advise the Debtor in writing:

If to the Secured Parties:	Agile Opportunity Fund, LLC
1175 Walt Whitman Road, Suite 100A
Melville, NY 11747
Attn: David Propis

With a copy to:	Westerman Ball Ederer Miller & Sharfstein, LLP
170 Old Country Road
Mineola, NY 11501
Attn: Alan C. Ederer, Esq.

If to the Debtor:	Neah Power Systems, Inc.
22122 20th Avenue SE, Suite 142
Bothell, WA 98021
Attn: Chris D’Couto

With a copy to:	Seyfarth Shaw LLP
975 F Street, N.W.
Washington, D.C. 20004
Attn: Ernest M. Stern, Esq.

Section 20.           Entire Agreement.  This Security Agreement and the documents and instruments referred to herein embody the entire agreement entered into between the parties relating to the subject matter hereof, and may not be amended, waived, or discharged except by an instrument in writing executed by the Secured Parties.

  Section 21.         Termination.  This Security Agreement shall terminate upon the repayment in full of the Notes or conversion in full thereof upon which the Secured Parties shall cooperate in the filing of the necessary or appropriate documents and instruments to release the security interest created hereby and will execute and deliver any and all documents and/or instruments reasonably requested by Debtor in connection therewith.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized agents, have executed this Security Agreement as of the date set forth above.

NEAH POWER SYSTEMS, INC.

By:
	Name:	Chris D’Couto
	Title:	CEO

AGILE OPPORTUNITY FUND, LLC
By: AGILE INVESTMENTS, LLC, Managing Member

By:
Name: David I. Propis
Title: Managing Member

CAPITOLINE ADVISORS INC.

By:
Name:
Title:

SCHEDULE I to Security Agreement

PERFECTION CERTIFICATE

The undersigned, the Chief Executive Officer of Neah Power Systems, Inc., a Nevada corporation (the "Company"), hereby certifies, with reference to a certain Security Agreement, dated as of February 12, 2009 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Company and the Secured Parties named therein (the "Secured Parties"), to the Secured Parties as follows:

1.           Name.                      The exact legal name of the Company as that name appears on its Certificate of Incorporation is as follows:  Neah Power Systems, Inc.

2.           Other Identifying Factors.

(a) The following is the mailing address of the Company:

Address	County	State

22122 20th Avenue SE, Suite 142
Bothell, WA 98021		Washington

(b)           If different from its mailing address, the Company’s place of business or, if more than one, its chief executive office is located at the following address:

Address	County	State

(c)           The following is the type of organization of the Company:  Corporation

(d)           The following is the jurisdiction of the Company’s organization: Nevada

(e)           The following is the Company's state issued organizational identification number:  ___________________

3.           Other Names, Etc.

The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

4.           Other Current Locations.

(a)           The following are all other locations in the United States of America in which the Company maintain any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

Address	County	State

(b)           The following are all other places of business of the Company in the United States of America:

Address	County	State

(c)           The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address	County	State

(d)           The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

Name	Mailing Address	County	State

IN WITNESS WHEREOF, I have hereunto signed this Perfection Certificate on February 12, 2009.

Name:	Chris D’Couto
Title:	CEO

EXHIBIT D

FORM OF PATENT SECURITY AGREEMENT

(Patents, Patent Applications and Patent Licenses)

This Patent Security Agreement (the “Patent Security Agreement”), dated as of February 12, 2009, is by and between (i) Neah Power Systems, Inc., a Nevada corporation (the “Debtor”), and (ii) Agile Opportunity Fund, LLC, a Delaware limited liability company (“Agile”), and Capitoline Advisors Inc., a New York corporation (“Capitoline”; together with Agile, the “Secured Parties”, each a “Secured Party”).

1.2   Background

3.
The Secured Parties have purchased from the Debtor Original Issue Discount Term Secured Convertible Promissory Notes (the “Notes”) in the aggregate face amount of $262,500.00 pursuant to a Securities Purchase Agreement between the Debtor and the Secured Parties dated as of the date hereof (the “Securities Purchase Agreement”), and, subject to the terms of the Securities Purchase Agreement, may purchase additional Notes in the aggregate face amount of $787,500.00 at the Subsequent Closing.  Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Securities Purchase Agreement.

4.
To induce the Secured Parties to purchase the Notes and pursuant to (i) a Security Agreement dated of even date herewith (as amended or supplemented from time to time in accordance with the terms thereof, the “Security Agreement”) between the Debtor and the Secured Parties (the Secured Parties in the capacity of secured parties under the Security Agreement, together with their successors in such capacity, are referred to as the “Grantees”) and (ii) certain other collateral documents (including this Patent Security Agreement), the Debtor has granted for the benefit of such Grantees a continuing security interest in personal property of the Debtor, including all right, title and interest of the Debtor in, to and under the Patent Collateral (as defined below), to secure the Debtor’s secured obligations under the Security Agreement.

N O W, T H E R E F O R E,

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor grants to the Grantees, to secure the Debtor’s secured obligations under the Security Agreement, a continuing security interest in all of the Debtor’s right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter acquired or arising:

(i)
each patent owned and patent application (including all reissues, divisions, continuations, continuation-in-part, extensions and reexaminations thereof) registered or applied for in the United States and all other nations throughout the world by the Debtor, including, without limitation, each patent and patent application referred to in Schedule I hereto (each, a “Patent”);

(ii)	each patent license to which the Debtor is a party, including, without limitation, each patent license identified in Schedule II hereto (each, a “Patent License”); and

(iii)
all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Debtor against third parties for past, present or future infringement of any Patent owned by the Debtor and all rights and benefits of the Debtor under any Patent License.

The Debtor irrevocably constitutes and appoints the Grantees and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Debtor or in any Grantee’s name, from time to time, in any Grantee’s discretion, so long as any Event of Default (as defined in the Notes) shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Debtor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

Except in the ordinary course of business or to the extent expressly permitted in the Security Agreement or the Notes, the Debtor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

The foregoing security interest is granted in conjunction with the security interests granted by the Debtor to the Grantees pursuant to the Security Agreement.  The Debtor acknowledges and affirms that the rights and remedies of the Grantees with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Each Grantee hereby agrees that the security interest granted to each Grantee hereby secures the Obligations (as identified in the Security Agreement) and that the claim of each such Grantee in the Patent Collateral shall rank pari passu with respect to that of each other Grantee, and that any payment or distribution made to the Grantees upon or with respect to their respective security interests in the Patent Collateral shall be made pro rata in accordance with the then outstanding principal amounts of the Notes purchased by each such Grantee.

This security interest shall terminate upon the repayment in full of the Notes or conversion thereof upon which the Grantees shall cooperate in the filing of the necessary or appropriate documents and instruments to release the security interest created hereby and will execute and deliver any and all documents and/or instruments reasonably requested by Debtor in connection therewith.

IN WITNESS WHEREOF, the Debtor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the  12th  day of February, 2009.

NEAH POWER SYSTEMS, INC.

By:
	Name:	Chris D’Couto
	Title:	CEO

ACKNOWELDGED:

SECURED PARTIES:

AGILE OPPORTUNITY FUND, LLC
By: AGILE INVESTMENTS, LLC, Managing Member

By:
Name: David I. Propis
Title: Managing Member

 CAPITOLINE ADVISORS INC.

By:
Name:
Title:

STATE OF	)

) ss.:

COUNTY OF	)

I, _________________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Chris D’Couto, CEO of Neah Power Systems, Inc. (the “Company”), personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

GIVEN under my hand and Notarial Seal this 12th day of February, 2009.

[Seal]

________________________________
Signature of notary public
My commission expires ____________

Schedule I
to Patent Security Agreement

PATENTS AND PATENT APPLICATIONS

Patents  Issued:

Patent Applications:

Schedule II
To Patent Security Agreement

PATENT LICENSES